AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED DISTRIBUTION PLAN

CLASS A, A2, C, INVESTOR CLASS, P, R, S, SERIES II SHARES, CASH RESERVE

SHARES and CLASSES OF SHARES OF SHORT-TERM INVESTMENTS TRUST

(COMPENSATION)

The Amended and Restated Master Distribution Plan (the “Plan”), dated as of July 1, 2014, as subsequently amended, pursuant to Rule 12b-1, is hereby amended, dated October 14, 2014, as follows:

WHEREAS, the parties desire to amend the Plan to add Invesco Unconstrained Bond Fund;

NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

Compensation Plan

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Core Plus Bond Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Floating Rate Fund	Class A	0.25%
	Class C	0.75%^
	Class R	0.50%
Invesco Global Real Estate Income Fund	Class A	0.25%
	Class C	1.00%*
Invesco Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Investor	0.25%
Invesco Strategic Real Return Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Charter Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Class S	0.15%µ

Invesco Diversified Dividend Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Summit Fund	Class A	0.25%
	Class C	1.00%*
	Class P	0/10%€
	Class S	0.15%µ

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco European Small Company Fund	Class A	0.25%
	Class C	1.00%*

AIM Funds Group (Invesco Funds Group)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Global Core Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco International Small Company Fund	Class A	0.25%
	Class C	1.00%*
Invesco Small Cap Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Alternative Strategies Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Balanced-Risk Retirement Now Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Balanced-Risk Retirement 2020 Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Balanced-Risk Retirement 2030 Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Balanced-Risk Retirement 2040 Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Balanced-Risk Retirement 2050 Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Conservative Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Class S	0.15%µ
Invesco Global Low Volatility Equity Yield Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Growth Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Class S	0.15%µ
Invesco Income Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco International Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Mid Cap Core Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Moderate Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Class S	0.15%µ
Invesco Multi-Asset Inflation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Small Cap Growth Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Asia Pacific Growth Fund	Class A	0.25%
	Class C	1.00%*
Invesco European Growth Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Global Growth Fund	Class A	0.25%
	Class C	1.00%*

Invesco Global Opportunities Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Global Small & Mid Cap Growth Fund	Class A	0.25%
	Class C	1.00%*
Invesco International Core Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
	Investor	0.25%
Invesco International Growth Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Select Opportunities Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco All Cap Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Balanced-Risk Allocation Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Balanced-Risk Commodity	Class A	0.25%
Strategy Fund	Class C	1.00%*
	Class R	0.50%
Invesco China Fund	Class A	0.25%
	Class C	1.00%*
Invesco Developing Markets Fund	Class A	0.25%
	Class C	1.00%*
Invesco Emerging Market Local Currency	Class A	0.25%
Debt Fund	Class C	1.00%*
	Class R	0.50%
Invesco Emerging Markets Equity Fund	Class A	0.25
	Class C	1.00%*
	Class R	0.50%
Invesco Endeavor Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Global Health Care Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%
Invesco Global Infrastructure Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Global Market Neutral Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Global Markets Strategy Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Global Targeted Returns Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco International Total Return Fund	Class A	0.25%
	Class C	1.00%*
Invesco Long/Short Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Low Volatility Emerging	Class A	0.25%
Markets Fund	Class C	1.00%*
	Class R	0.50%
Invesco Macro International Equity Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Macro Long/Short Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco MLP Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%
Invesco Premium Income Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Select Companies Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco Strategic Income Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

Invesco Unconstrained Bond Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Corporate Bond Fund	Class R	0.50%
Invesco Global Real Estate Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%
Invesco High Yield Fund	Class A	0.25%
	Class C	1.00%*
Invesco Limited Maturity Treasury Fund	Class A	0.25%
	Class A2	0.15%
Invesco Money Market Fund	Class C	0.90%#
	Cash Reserve Shares	0.15%
	Class R	0.40%
Invesco Real Estate Fund	Class A	0.25%
	Class C	1.00%
	Class R	0.50%
Invesco Short Term Bond Fund	Class A	0.15%
	Class C	0.65%p
	Class R	0.50%
Invesco U.S. Government Fund	Class A	0.25%
	Class C	1.00%*
	Class R	0.50%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Dividend Income Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%
Invesco Energy Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%
Invesco Gold & Precious Metals Fund	Class A	0.25%
	Class C	1.00%*
	Investor	0.25%
Invesco Technology Fund	Class A	0.25%
	Class C	1.00%*
Invesco Value Opportunities Fund	Class R	0.50%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco Tax-Exempt Cash Fund	Class A	0.10%
Invesco Tax-Free Intermediate Fund	Class A	0.25%
	Class C	1.00%*

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Portfolio	Share Class	Maximum Aggregate Fee
Invesco V.I. American Franchise Fund	Series II	0.25%
Invesco V.I. American Value Fund	Series II	0.25%
Invesco V.I. Balanced-Risk Allocation Fund	Series II	0.25%
Invesco V.I. Comstock Fund	Series II	0.25%
Invesco V.I. Core Equity Fund	Series II	0.25%
Invesco V.I. Diversified Dividend Fund	Series II	0.25%
Invesco V.I. Diversified Income Fund	Series II	0.25%
Invesco V.I. Equally-Weighted S & P 500 Fund	Series II	0.25%
Invesco V.I. Equity and Income Fund	Series II	0.25%
Invesco V.I. Global Core Equity Fund	Series II	0.25%
Invesco V.I. Global Health Care Fund	Series II	0.25%
Invesco V.I. Global Real Estate Fund	Series II	0.25%
Invesco V.I. Government Securities Fund	Series II	0.25%
Invesco V.I. Growth and Income Fund	Series II	0.25%
Invesco V.I. High Yield Fund	Series II	0.25%
Invesco V.I. International Growth Fund	Series II	0.25%
Invesco V.I. Managed Volatility Fund	Series II	0.25%
Invesco V.I. Mid Cap Core Equity Fund	Series II	0.25%
Invesco V.I. Mid Cap Growth Fund	Series II	0.25%
Invesco V.I. Money Market Fund	Series II	0.25%
Invesco V.I. S & P 500 Index Fund	Series II	0.25%
Invesco V.I. Small Cap Equity Fund	Series II	0.25%
Invesco V.I. Technology Fund	Series II	0.25%
Invesco V.I. Value Opportunities Fund	Series II	0.25%

Short-Term Investments Trust

Portfolio	Share Class	Maximum Aggregate Fee
Government & Agency Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%
Government TaxAdvantage Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%

Liquid Assets Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%
STIC Prime Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%
Tax-Free Cash Reserve Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%
Treasury Portfolio	Cash Management Class	0.10%
	Corporate Class	0.03%
	Personal Investment Class	0.75%
	Private Investment Class	0.50%
	Reserve Class	1.00%
	Resource Class	0.20%”

Notes:

*	Maximum 0.75% asset based sales charge and maximum 0.25% service fee.
^	Maximum 0.50% asset based sales charge and maximum 0.25% service fee.
µ	0.00% asset based sales charge and maximum 0.15% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
€0.00% asset based sales charge and maximum 0.10% service fee. The distribution fee is payable apart from the sales charge, if any, as stated in the current prospectus.
#	Maximum 0.65% asset based sales charge and maximum 0.25% service fee.
p	Maximum 0.40% asset based sales charge and maximum 0.25% service fee.